UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 20, 2014

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters

On May 20, 2014, Magellan Health Services, Inc. (“Magellan” or the “Company”) informed the State of Arizona that it has decided to dismiss its appeal of the Arizona Department of Administration (“ADOA”) final agency decision denying Magellan’s protest of the award of the New Contract (as defined below) to another bidder that is currently pending in the Arizona Superior Court for Maricopa County (the “Superior Court”). The Company intends to file an application promptly with the Superior Court seeking dismissal.

Background

The State of Arizona had previously issued a Solicitation for a new Regional Behavioral Health Authority (“RBHA”) for GSA6 (“Maricopa County”) (the “New Contract”) to replace the current contract with Magellan to be effective on October 1, 2013. The New Contract is for the management of the publicly funded behavioral health system currently provided by Magellan under its current contract for Maricopa County, and also includes an integrated behavioral and physical health care system for a small number of individuals with serious mental illness. Magellan Complete Care of Arizona, a joint venture owned 80% by the Company and 20% by Phoenix Health Plan, previously submitted a bid for the New Contract.  On March 25, 2013, the Company was notified that Magellan Complete Care of Arizona was not selected as the RBHA for the New Contract.

Subsequent to the announcement of the winning bidder for the New Contract, Magellan has filed various protests and appeals regarding the decision. Most recently, in December 2013, Magellan filed an appeal in the Superior Court and a motion seeking a judicial stay of the implementation of the New Contract until after the court’s decision on the appeal. On February 18, 2014 the Superior Court issued an order denying the Company’s motion for stay. The denial of the motion for stay did not impact the final decision on the merits of Magellan’s appeal, which continued to proceed in the Superior Court. The Company also previously filed a separate civil lawsuit in the Superior Court challenging the legal authority of the public entity that is one of the key members of the non-profit winning bidder to invest in and participate in the winning bidder’s performance under the New Contract. In connection with such civil suit, the Company previously filed a motion seeking a preliminary injunction that, if granted, could have prohibited such public entity from participation as a member of the winning bidder in the New Contract. On March 14, 2014, the Superior Court issued an order dismissing the Company’s claims that formed the basis of the motion for preliminary injunction and denying the motion for preliminary injunction as moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: May 20, 2014	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer